SUPPLEMENT DATED SEPTEMBER 16, 2004 TO THE
               FIRST INVESTORS SPECIAL SITUATIONS FUND PROSPECTUS
                             DATED JANUARY 31, 2004


      The second paragraph under the heading "Who manages the Special Situations Fund?" on page 11 is deleted in its entirety and replaced with the following:

      Edwin D. Miska, Director of Equities, serves as Portfolio Manager of the Special Situations Fund. He also serves as the Portfolio Manager of First Investors Growth & Income Fund and First Investors Life Discovery Fund and as Co-Portfolio Manager of the First Investors Mid-Cap Opportunity Fund. Prior to joining FIMCO in 2002, Mr. Miska was a Senior Portfolio Manager and Managing Director of Evergreen Investment Management Corp.







SPCSA0904

                   SUPPLEMENT DATED SEPTEMBER 16, 2004 TO THE
                     FIRST INVESTORS EQUITY FUNDS PROSPECTUS

                                TOTAL RETURN
                                VALUE
                                BLUE CHIP
                                GROWTH & INCOME
                                ALL-CAP GROWTH
                                MID-CAP OPPORTUNITY
                                SPECIAL SITUATIONS
                                FOCUSED EQUITY
                                GLOBAL

                             DATED JANUARY 31, 2004


      The sixth paragraph under the heading "FUND MANAGEMENT" on page 67, is deleted in its entirety and the fifth paragraph is replaced and amended with the following:

      Edwin D. Miska, Director of Equities, serves as Portfolio Manager of the Growth & Income Fund and Special Situations Fund and as Co-Portfolio Manager of the Mid-Cap Opportunity Fund. Mr. Miska also serves as the Portfolio Manager of the First Investors Life Series Discovery Fund. Prior to joining FIMCO in 2002, Mr. Miska was a Senior Portfolio Manager and Managing Director of Evergreen Investment Management Corp.




EQP0904